UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 8, 2024 (April 3, 2024)

SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35186		38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification Number)

2800 Executive Way	Miramar,	Florida	33025
(Address of Principal Executive)			(Zip Code)
(954) 447-7920
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On April 3, 2024, Spirit Airlines, Inc. (the "Company") entered into Amendment No. 7 (the "Amendment") to the A320 NEO Family Purchase Agreement, dated as of December 20, 2019 (the "Airbus Purchase Agreement") with Airbus S.A.S. ("Airbus"). The Amendment, (i) defers all aircraft on order that are scheduled to be delivered in the second quarter of 2025 through the end of 2026 to 2030-2031, and (ii) adjusts the delivery periods of option aircraft from 2027-2029 to 2029-2031. There are no changes to the aircraft on order that are scheduled to be delivered in 2027-2029. The foregoing is expected to improve Spirit’s liquidity position by approximately $340 million over the next two years.

The preceding description is qualified in its entirety by reference to the full text of the Amendment, a copy of which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

Item 7.01.    Regulation FD Disclosure.
The information in this report furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.

The Company plans to issue an Investor Update on or before April 15, 2024 that will provide select guidance items for the first quarter and full year 2024.

The Company is scheduled to announce first quarter 2024 results before market open on May 6, 2024, with a conference call following at 10:00 a.m E.T. A live, listen-only webcast of the conference call will be available at http://ir.spirit.com. Any changes to the Company’s scheduled presentation time will be posted on its website under the Investor Relations section at http://ir.spirit.com.

The Company plans to make the webcast available for replay within 24 hours of the conference call and then archive it on the website under Events and Presentations at http://ir.spirit.com for 60 days.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act:

Exhibit No.	Description

99.1	Press Release dated April 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2024	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel